CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Pre-Effective Amendment No. 2 to the Registration Statement on Form SB-2 [file no. 0-17594] of our report dated April 12, 2000, on our audits of the financial statements of USA Biomass Corporation, a Delaware corporation.

Dated: June ___, 2000
                                               ---------------------------------
                                               By:
                                               For: Kelly & Company
                                                    Newport Beach, California


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